Peoples BANCORP

Nasdaq: PEBO

Acquisition of NB&T Financial Group, Inc.

August 4, 2014

Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the Securities and Exchange Commission ("SEC") and available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2013 Annual Report on Form 10-K filed with the SEC under the section, "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Nothing in this presentation should be considered an offer of any securities for sale or the solicitation of an offer to purchase any such securities.

NB&T Acquisition Overview

Significant Market Expansion

- Peoples Bancorp executed a definitive agreement to acquire NB&T Financial Group, Inc.
  - $652 million bank headquartered in Wilmington, Ohio
  - Deal value of $31.00 per share (~$109 million aggregate) equal to 160% of tangible book value per share
  - Consideration comprised of 75% stock and 25% cash
  - Fixed exchange ratio of 0.9319 plus $7.75 in cash per share
- Important step in Peoples' quest to "Build the Best Community Bank in America"
  - Market expansion to attractive Southwest Ohio (Cincinnati / Dayton) market place
  - Hired Ed Reilly, former Southwest Ohio district president for Key Bank, to lead Southwest Ohio
- Pro forma assets over $3 billion; pro forma market cap of approximately $426 million[1]
- Will move into the 12th highest deposit market share in Ohio

Financially and Strategically Compelling Transaction

- Financially compelling acquisition[1]
  - Immediate and meaningful accretion to earnings per share
  - Tangible book value dilution earned back in five years[2]
  - IRR in the high teens
  - Pro forma regulatory ratios above "well-capitalized" guidelines
- Attractive target with strong core deposit base and asset quality
- Cultural fit - similar customers and familiar management team
- Opportunity for substantial upside
  - Ability to deploy Peoples' fee businesses in these markets
  - Expect to hire additional lending talent to accelerate loan growth



Peoples Bancorp[3] (54)
NB&T Financial (22)
Cleveland
Akron
Columbus
Dayton
U N I T E D S T A T E S
O H I O

Creates one of the largest, most profitable community banks in Ohio

(1) Pro forma for the NB&T acquisition, equity offering, and pending acquisitions

(2) Utilizes the "cross-over" methodology

(3) Standalone PEBO includes two pending acquisitions

PIPE Offering Overview

- In connection with the signing of the definitive agreement, Peoples has entered into stock purchase agreements with certain institutional investors to purchase approximately $42.5 million of Peoples common stock

Offering Type	• Common Equity • Structured as a PIPE (Private Investment in Public Equity)
Offering Size	• $42.5 million / 1,847,826 shares
Price Per Share	• $23.00
Status	• Purchase agreements signed • Will file S-3 re-sale registration statement shortly
Use of Proceeds	• Fund cash portion of acquisition (~$29.5 million), deal costs associated with the acquisition, and general corporate purposes

PEBO Investment Rationale

✓ Attractive Use of Proceeds

- Immediate use of proceeds to fund earnings accretive acquisition
- Positions us to continue a proactive and accretive M&A strategy

✓ Experienced Management Team

- Management has driven strong results since joining the bank in April 2011
- Management team consists of 14 highly-skilled members that drive PEBO's commitment to its customers

✓ Successful Acquisition Track Record

- Successfully completed 3 bank acquisitions (with two pending), 4 insurance agencies and 2 investment firms under current management team
- Acquisition results have tracked or exceeded initial projections

✓ Unique Community Banking Model

- Greater revenue diversity for a community bank our size (approximately 40% fee-based)
- Local market teams capable of outmaneuvering larger banks
- More sophistication and product breadth than smaller banks

✓ Superior Financial Performance

- Rebalancing asset mix should continue to drive improvements in NIM and efficiency
- Solid asset quality
- Attractive ROAA despite non-recurring expenses

✓ Committed to Disciplined Execution

- Strong, integrated enterprise risk management process
- Focused on business line performance and contribution

✓ Capacity to Grow Our Franchise

- Strong fundamentals (capital, liquidity, competency) to support active M&A
- Robust and scalable IT capabilities
- Passionate, talented and diverse associates
- SW Ohio entry opens up new acquisition opportunities

✓ Strong, growing fee-based business

- Sizable market share in several areas
- Prior insurance and investment acquisitions producing steady returns
- Potential wealth management opportunities from shale activity

✓ Uptick in Local Economy

- Benefits from recent shale oil and gas activity (Marcellus and Utica shale formations)
- Positive impacts to deposit levels and wealth management assets

Superior Market Performance

Recent Stock Price Performance



Volume
PEBO Price
$30
$25
$20
$15
$10
$5
140
120
100
80
60
40
20
0
Thousands
$23.50
Apr-11
Aug-11
Dec-11
Apr-12
Aug-12
Dec-12
Apr-13
Aug-13
Dec-13
Apr-14
Aug-14
4/1/2011 Chuck Sulerzyski joined as President & CEO
6/5/2012 Announced $9.8M acquisition of Sisterville Bancorp
7/3/2013 Announced $16.5M acquisition of Ohio Commerce Bank
1/21/2014 Announced $12.6M acquisition of Midwest Bancshares
4/4/2014 Announced $37.7M acquisition of Ohio Heritage Bancorp
4/21/2014 Announced $30.1M acquisition of North Akron Savings Bank

Recent Annual Returns

Year-to-Date Annual Return

One Year Annual Return

Three Year Annual Return



7.7%
(15.7%)
(0.8%)
7.2%
1.3%
0.4%
3.5%
12.8%
26.4%
11.0%
15.3%
14.4%
Peoples Bancorp
PEBO Peer Group
SNL US Bank Index
S&P 500

Note: Market data as of August 1, 2014

Peoples BANCORP

Peers include: BKYF, CCNE, CHCO, CNND, CTBI, FDEF, FISI, FMNB, FRME, GABC, HBNC, ISBA, LKFN, LNBB, MSFG, SRCE, STBA, SYBT, THFF, TMP

Acquisition Details and NB&T Overview

Peoples BANCORP

Acquisition Overview & Terms

Transaction Pricing and Consideration	• $31.00 per share (160% of TBV / 23.7x LTM EPS / 7.8% core deposit premium)
	  • Fixed exchange ratio of 0.9319 plus $7.75 in cash per share
	  • Aggregate transaction value of approximately $109 million
	  • Based on the volume weighted average closing price of Peoples' common stock for the twenty trading days ending August 1, 2014
	• Outstanding options cashed-out

Pro Forma Impact[1]	• Immediately accretive to earnings (fully phased in 2015 EPS accretion in excess of $0.10) • Tangible book value dilution earned back in five years[2] • Internal rate of return in the high teens • Pro forma regulatory ratios above "well-capitalized" guidelines
Due Diligence & Key Assumptions	• Assumptions based on detailed due diligence process • Estimated cost savings of approximately 30% assume no initial branch closures • Fair value marks based on detailed review of portfolios and third-party review • Credit mark of approximately 2.3% • Analysis does not include revenue enhancements despite significant cross-selling opportunities
Transaction Status & Remaining Steps	• Due diligence complete • Peoples and NB&T will both require shareholder approval • Customary regulatory approvals will be required to close the transaction

(1) Pro forma for the NB&T acquisition, equity offering, and pending acquisitions

(2) Utilizes the "cross-over" methodology

Pro Forma Company

Dollars in thousands, unless otherwise noted

	PEBO[(1)]	Pending Deals[(2)]	NBTF[(3)]	Total[(4)]
Total Assets	$2,163,892	$395,191	$652,196	$3,211,279
Gross Loans	1,322,788	297,970	390,586	2,011,344
Total Deposits	1,660,918	288,699	560,777	2,510,394
Common Equity	244,271	40,972	70,937	356,180
2011 Earnings	$12,555	$1,682	$3,801	$18,038
2012 Earnings	20,385	1,798	3,877	26,060
2013 Earnings	17,574	1,778	4,243	23,595
Annualized YTD Earnings	16,522	1,819	4,844	23,185
Branches	44	10	22	76
ATMs	48	9	23	80

Note: The data presented for each of Peoples Bancorp Inc., Ohio Heritage Bancorp, Inc., North Akron Savings Bank and NB&T Financial Group, Inc. represents historical information and management's current expectation regarding a potential combination of all four entities. The pending and recently announced transactions are all subject to the receipt of regulatory approval and customary closing conditions, consequently there is no guarantee that those transactions will close.

(1) PEBO financials are as of June 30, 2014 and do not include the impact from the Ohio Heritage or North Akron Savings Bank transactions
(2) Reflects the sum of Ohio Heritage (GAAP financials as of June 30, 2014) and North Akron Savings Bank (Regulatory financials as of June 30, 2014)
(3) NBTF financials are as of June 30, 2014
(4) Does not reflect purchase accounting or any other adjustments
Source: SNL Financial

Overview of NB&T

- NB&T Financial Group, Inc., headquartered in Wilmington, OH, operates 22 branches located throughout southwest Ohio
- The company is publicly-traded (NASDAQ: NBTF) with a market capitalization of $70.5 million
- NB&T is the holding company for its sole commercial bank subsidiary, National Bank and Trust Company

Loan and Deposit Composition[(1)]

Dollars in thousands

Commercial RE	$	155,514
1 - 4 Family RE		146,818
C&I		33,246
Farmland		17,925
Other		37,053
Gross Loans and Leases	$	390,556

Dollars in thousands

Demand Deposits	$	95,272
NOW and ATS		59,444
MMDA and Savings		324,256
Retail Time		72,358
Jumbo Time		16,365
Total Deposits	$	567,695


Farmland
5%
Other
9%
C&I
8%
Commercial
RE
40%
1 - 4 Family
RE
38%


MMDA and
Savings
57%
Retail Time
13%
Jumbo
Time
3%
Demand
Deposits
17%
NOW and
ATS
10%

Financial Highlights

Market Data (as of August 1, 2014)	
Closing Price	$20.56
Market Capitalization (M)	$70.5
Price / Tangible Book	107.6%
Price / LTM EPS	15.7x
Dividend Yield	5.8%

	2011	2012	2013	6/30 YTD
Balance Sheet ($000)				
Total Assets	675,588	651,075	638,312	652,196
Total Net Loans	399,801	397,424	395,443	386,871
Total Deposits	581,383	559,568	550,800	560,777
Total Equity	70,790	70,820	68,035	70,937
Profitability (%)				
Net Income ($000)	3,801	3,877	4,243	2,422
ROAA	0.56	0.56	0.64	0.74
Net Interest Margin	3.77	3.48	3.37	3.50
Regulatory Capital Ratios (%)				
Risk-based Capital Ratio	19.15	19.51	19.10	18.41
Leverage Ratio	11.03	11.27	11.56	11.56
Asset Quality (%)				
NPAs/ Assets	2.20	1.80	1.19	1.12*
NCOs / Avg Loans	0.54	1.15	0.87	0.38
Reserves / NPAs	31.36	40.63	53.24	54.04*
Per Share Information ($)				
Earnings Per Share	1.11	1.13	1.24	0.70
Dividends Declared per Share	1.20	1.20	1.20	0.60

* As of March 31, 2014 (most recent publicly reported data)

(1) Reflects bank level data as of June 30, 2014
Source: SNL Financial

Our Financial Performance

Peoples BANCORP

Key Accomplishments

- **Building greater bottom-line earnings momentum**
  - Earnings improved in the second half of 2013; Q4 EPS up 32% year-over-year
  - Solid performance in first half 2014 with meaningful contributions across the company
- **Growing top-line revenue while remaining disciplined with expenses**
  - Over 8% organic revenue growth in first half 2014; up 16% with M&A activity
  - Approximately 40% of total revenue is being derived from fee-based businesses
  - Net interest income stabilized due to loan growth and higher interest rates
  - Generating positive operating leverage
- **Strong organic growth and increasing sales production**
  - Double-digit annualized loan growth in each of the last 5 quarters
  - Net retail checking account growth of 3% to 4% per year
  - Improved cross-sell ratio from 5.1 in 2012 to 5.5 in 2013
- **Asset quality restored to pre-crisis levels**
  - Nonperforming assets and gross charge-offs below 2007 levels
- **Maintained quarterly dividend of $0.15 per share**
  - Four increases since year-end 2011; 3-year CAGR = 13.8%
- **Completing acquisitions in all three lines of business**
  - 3 banks, 4 insurance agencies and 2 investment firms acquired since 2012
  - 2 bank acquisitions to be completed before year-end 2014
- **Strong relationships with our regulators**
  - Open relationship, understanding of our growth strategy

Current Outlook

- **Committed to generating positive operating leverage each year**
  - Over 10% total revenue growth expected for 2014
  - Key drivers of revenue growth include higher loan balances and sales production
  - Expense growth in 2014 due to recent strategic investments
  - 2014 expense growth to be 1% to 2% less than revenue growth
  - Targeting an efficiency ratio in the range of 68% to 70%

- **Meaningful organic loan growth while improving portfolio diversity**
  - 2014 average loan balances should be 15% to 20% higher than 2013
  - Greater emphasis on consumer lending; improve commercial mix
  - Loan production volumes capable of generating 8% to 10% annual organic growth

- **Preserve superior asset quality through strong credit risk management**
  - Committed to sound underwriting and credit discipline
  - Maintain key metrics in top quartile of peer group at all time
  - Net charge-offs within long-term historical range 20 – 40 bps

- **Prudent deployment of capital and grow long-term shareholder value**
  - Strong capital position supports active M&A strategy
  - Dividend payout within target range of 25% to 40%

Proven Ability to Execute



$1.8B
$2.2B
03/31/2011
06/30/2014
Total Assets
0.32%
0.80%
03/31/2011
06/30/2014
ROAA
32%
38%
03/31/2011
06/30/2014
Fee Income / Oper. Rev.
2.04%
0.57%
03/31/2011
06/30/2014
NPAs / Assets
$0.40
$1.46
03/31/2011
06/30/2014
Earnings Per Share
$0.40
$0.59
03/31/2011
06/30/2014
Dividends Per Share
$12.02
$26.45
03/31/2011
06/30/2014
Share Price
21,856
27,442
03/31/2011
06/30/2014
3-Month ADTV

Source: SNL Financial & Company filings; Reflects LTM financials and PEBO's 2014 numbers do not include the impact of its two pending acquisitions

Earnings Performance

Annual Results



Earnings per common share
Cash dividends declared per common share
$1.94
$0.78
$2.01
$0.83
$1.74
$0.88
$0.72
$0.91
$0.22
$0.66
$0.34
$0.40
$1.07
$0.41
$1.92
$0.46
$1.63
$0.57
2005
2006
2007
2008
2009
2010
2011
2012
2013

Quarterly Results



$0.63
$0.11
$0.47
$0.11
$0.45
$0.12
$0.36
$0.12
$0.47
$0.14
$0.46
$0.14
$0.23
$0.14
$0.47
$0.15
$0.44
$0.15
$0.32
$0.15
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

Dividend data presented above reflects amounts declared with respect to earnings for the quarterly period indicated. Beginning in Q2 2011, Peoples modified the quarterly dividend schedule to consider and declare dividends during the first month following quarter-end.

Net Interest Margin



4.89%
4.81%
4.66%
4.64%
4.45%
4.35%
4.17%
4.24%
3.86%
3.85%
3.91%
4.07%
3.93%
3.92%
3.43%
3.43%
3.39%
3.49%
3.41%
3.43%
3.30%
3.42%
3.12%
3.15%
3.26%
3.46%
3.35%
3.39%
1.72%
1.63%
1.51%
1.39%
1.26%
1.14%
1.08%
1.03%
0.93%
0.89%
0.85%
0.80%
0.76%
0.72%
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Earning Assets
Net Interest Margin
Interest Bearing liabilities

Note: Data presented on a fully-tax equivalent basis

Non-Interest Income

($ in thousands)



$31,350
$32,097
$32,050
$31,634
$32,944
$34,971
$37,220

	2007	2008	2009	2010	2011	2012	2013
Other	$3,252	$3,037	$3,594	$3,173	$3,224	$4,078	$2,942
E-Banking	$3,524	$3,882	$3,954	$4,686	$5,142	$5,955	$6,191
Trust & investment	$4,983	$5,139	$4,722	$5,348	$5,548	$6,129	$7,122
Insurance	$9,701	$9,902	$9,390	$8,846	$9,265	$9,844	$12,201
Deposit service charges	$9,890	$10,137	$10,390	$9,581	$9,765	$8,965	$8,764

Loan Composition

($ in thousands)



36%
16%
48%
36%
15%
49%
37%
16%
47%
38%
15%
47%
40%
18%
42%
41%
18%
41%
41%
18%
41%
43%
18%
39%
39%
19%
42%
39%
19%
42%
41%
19%
40%

	YE 2008	YE 2009	YE 2010	YE 2011	YE 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Retail	$397,650	$383,326	$353,882	$356,720	$392,703	$400,097	$425,197	$450,005	$465,771	$478,662	$544,636
C&I	$176,187	$160,678	$153,713	$140,857	$180,131	$174,982	$184,981	$192,238	$232,754	$233,329	$254,561
CRE	$530,195	$508,054	$453,123	$440,929	$412,338	$405,439	$420,051	$414,922	$497,709	$514,515	$520,155

Deposit Composition

($ in thousands)



31% 9% 18% 42%
34% 9% 20% 37%
34% 10% 23% 33%
38% 10% 21% 31%
44% 9% 20% 27%
45% 11% 20% 24%
47% 11% 17% 25%
49% 11% 16% 24%
50% 9% 18% 23%
49% 11% 17% 23%
50% 10% 17% 23%

	YE 2008	YE 2009	YE 2010	YE 2011	YE 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Checking & Savings	$376,84	$437,62	$431,14	$484,45	$625,35	$666,40	$650,50	$677,02	$760,31	$778,83	$813,02
Public Funds	$105,71	$112,07	$122,44	$122,91	$130,63	$167,44	$146,81	$151,91	$132,37	$177,59	$165,23
MMDs	$213,49	$263,25	$289,65	$268,41	$288,40	$288,53	$238,55	$224,40	$275,80	$276,22	$268,93
Retail CDs	$518,40	$480,51	$430,88	$411,24	$392,31	$353,89	$349,51	$334,91	$363,22	$355,34	$373,07

Restoring Asset Quality

Allowance for Loans Losses to Loans


1.40%
2.08%
2.59%
2.79%
2.53%
1.81%
1.43%
1.38%
1.32%
1.07%
1.40%
1.79%
2.08%
1.98%
1.75%
1.73%
1.66%
1.06%
1.24%
1.62%
1.63%
1.68%
1.51%
1.43%
1.42%

Nonperforming Assets to Loans + OREO


0.87%
0.90%
0.98%
3.79%
1.35%
2.30%
3.85%
2.30%
4.00%
4.64%
2.41%
4.31%
3.41%
2.88%
4.31%
1.58%
2.64%
3.34%
0.81%
2.07%
2.91%
0.79%
1.82%
2.46%
0.93%
2007
2008
2009
2010
2011
2012
2013
Q1 2014
Q2 2014*
PEBO
Peer Median (1)
$1-5 Billion Median (2)

* Peer groups excluded due to lack of reported data; Source: SNL Financial & Company filings

(1) Peers include: BKYF, CCNE, CHCO, CNND, CTBI, FDEF, FISI, FMNB, FRME, GABC, HBNC, ISBA, LKFN, LNBB, MSFG, SRCE, STBA, SYBT, THFF, TMP

Peoples BANCORP

(2) $1-5B peer group represents all publicly-traded Midwest banks with total assets between $1 and $5 billion

Our Strategy

Our Strategic Road Map

"The Best Community Bank in America"

Responsible Risk Management	Extraordinary Client Experience	Profitable Revenue Growth	Superior Workforce
• Our Way of Life • Asset Quality • Compliance Regulatory • Operational Risk • Information Security • Change Management • Execution Risk	• Delight the customer! Share the WOW moments • Professional, caring associates consistently delivering the right advice & solutions • Products & services delivered through customers' choice of channels • Excellence at every touch point • DWYSYWD	• Passionate consistent execution of the sales & service process • Proactively seek the ideal client relationship • Retain our best customers • Understand customer needs; cross-sell, deepen relationships • Disciplined M&A to get better, not just bigger • Explore new revenue opportunities	• Desire to be the best • Work together across boundaries • Right person/Right job • Culture of learning • Coaching makes us better • Accountability for performance and behavior • Reward and recognition

How we do it:

1. **Create a Winning Culture:** Willing to learn and change/help each other win and communicate effectively
2. **Human Capital Development:** Define behaviors and goals/provide the training/measure/coach/reward/accountability
3. **Pricing Discipline:** What we do is valuable! Price it right. Get paid for it.
4. **Operating Efficiencies:** Quest for continuous improvement/revenue growth faster than expense growth
5. **Merger Integration:** Manage the risk/retain and grow the revenue/lower the cost/delight the community/build PEBO culture
6. **Follow our Disciplines:** Sales, Service, Risk Management, Credit, etc.

Strategic Priorities

Positive Operating Leverage	• Primary emphasis on revenue growth • Disciplined expense management • Expand revenue vs. expense growth gap beyond 2% • Improve efficiency ratio 1% to 2% annually
Superior Asset Quality	• Balance growth with prudent credit practices • Improve diversity within loan portfolio • Preserve key metrics superior to most of our peers
High Quality Balance Sheet	• Adjust earning asset mix by shifting investments to loans • Achieve disciplined loan growth each year • Maintain emphasis on core deposit growth • Prudent use of capital (dividends & acquisitions)

Strategic Targets

Strategic Focus	Metrics	Actual 2012	Actual 2013	Actual Q2 2014	5-Year Strategic Target Range
Positive Operating Leverage	Net interest margin (Fully-tax equivalent)	3.39%	3.25%	3.39%	3.40% to 3.60%
	Total revenue growth	2.90%	3.53%	15.17%	5% to 11%
	Total expense growth	3.49%	7.55%	21.81%	3% to 8%
	Non-interest income to total revenue	39.10%	40.19%	37.72%	35% to 45%
	Efficiency	69.55%	71.90%	75.58%	65% to 70%
Superior Asset Quality	NPAs to total loans + OREO	1.48%	0.81%	0.93%	0.70% to 1.00%
	Net charge-offs to average loans (1)	0.12%	-0.35%	0.02%	0.25% to 0.45%
High Quality Balance Sheet	Loans to total assets	51.36%	58.09%	60.97%	65% to 75%
	Deposits to total funding	89.42%	87.04%	87.62%	80% to 90%
	Tier 1 common equity	14.06%	12.42%	12.33%	10% to 14%
Execute on Strategies	Return on common equity	9.52%	7.92%	5.91%	Over 10%
	Return on assets	1.11%	0.91%	0.67%	Over 1%
	Revenue vs. Expense Growth Gap	-0.59%	-4.02%	-6.64%	Over 2%
	Dividend payout (2)	23.96%	35.07%	46.98%	25% to 40%

Current 5-year strategy planning period = 2013 to 2017

(1) Presented on an annualized basis
(2) Dividend data reflects amounts declared with respect to earnings for the quarterly period indicated.

Peoples BANCORP

Our M&A Strategy

- Use M&A to augment organic growth and optimize our current footprint
  - Gain market share and improve operating efficiency
  - Create more density through disciplined expansion
- Target areas with characteristics similar to existing markets
  - Expand along major transportation routes
  - Focused on "mid-major" communities or suburbs of major cities
- Acquire franchises that complement our strategy
  - Maintain revenue diversity with insurance and investment providers
  - Capitalize on accretion potential of smaller banks (under $200m)
  - Improve balance sheet mix and size with larger banks ($200-800m)
- Improve shareholder return
  - Maintain discipline regarding key pro forma metrics including EPS accretion, tangible book value dilution and internal rate of return
- Utilize PEBO's execution experience to minimize integration risk and disruption to employees and customers

PEBO as a Preferred Partner

- Unique community banking model
  - Greater revenue diversity for a community bank our size (approx. 40% fee-based)
  - Strong community reputation and active involvement
  - Local market teams capable of outmaneuvering larger banks
  - More sophistication and product breadth than smaller banks
- Synergy opportunities from strong, growing fee-based businesses
  - Sizable market share in several areas
  - Prior insurance acquisitions producing steady returns
  - Potential wealth management opportunities from combined customer base
- Capacity to grow our franchise
  - Strong fundamentals (capital, liquidity, competency) to support active M&A
  - Robust and scalable IT capabilities
  - Passionate, talented and diverse associates
- Committed to disciplined execution
  - Strong, integrated enterprise risk management process
  - Focused on business line performance and contribution

Target Growth Areas



Beachwood
77
OH
Columbus
70
Lancaster
33
71
Cincinnati
Jackson
Marietta
Morgantown
79
50
WV
Ashland
Huntington
64
Charleston
Pikeville
KY

I-70 Expansion
- High growth potential
- Recently added new talent

I-77 Expansion
- Possible M&A opportunities
- Insurance & Wealth Management opportunities

Footprint Development
- Increase market share in all areas
- Insurance & Wealth Management expansion potential

Eastern KY Expansion
- Explore banking opportunities
- Build upon 2013 insurance acquisition

I-64 Expansion
- Insurance & Wealth Management growth opportunities
- Explore banking opportunities

Recent Acquisitions

October 2013
Ohio Commerce Bank
Single office in Beachwood
Total assets = $123 million

Pending – October 2014
North Akron Savings Bank
Four offices in Summit County
Total assets = $148 million

Pending – August 2014
Ohio Heritage Bancorp
Six offices headquartered in Coshocton
Total assets = $252 million

May 2013
Jackson Insurance Brokerage / FreedomChoice Benefits Group
Employee benefits insurance practices
Offices in Jackson and Chillicothe
Total annual revenue = $710,000

May 2014
Midwest Bancshares
Two offices in Jackson County
Total assets = $91 million

NB&T expands PEBO market into Southwestern Ohio.



Cleveland
Beachwood
77
OH
New Philadelphia
Columbus
Cambridge
70
Zanesville
Lancaster
Baltimore
Byesville
Caldwell
33
McConnelsville
New Martinsville
Morgantown
71
Jackson
Nelsonville
Sistersville
Cincinnati
The Plains
Lowell
79
Athens
Vienna
Parkersburg
50
Marietta
Greenup
Gallipolis
Point Pleasant
Russell
Summit
Huntington
WV
Ashland
64
Charleston
Pikeville
KY

M&A Integration Plan

Busy but manageable process



Acquisition
Mar
Apr
May
June
July
Aug
Sept
Oct
Nov
Dec
Training
Marketing
Operations
Systems
Closing Date / Conversions
MWDE
OHHB
NASB

Top 4 operations / systems professionals have over 100 years experience at PEBO

Appendix

Corporate Profile

- Financial holding company headquartered in Marietta, Ohio
  - Provide a broad range of banking, insurance, and investment services
- Current snapshot
  - Over 130,000 client relationships & 85,000 households
  - Assets: $2.2 billion – Loans: $1.3 billion
  - Deposits: $1.7 billion
  - Market capitalization: $257 million
  - Assets under Management: $1.5 billion
- Current footprint
  - Located along major transportation routes
  - Demographics:
    - Total population: Approx. 3.0 million
    - Median income: $38,845
  - Key industries:
    - Health care
    - Manufacturing (plastics/petrochemicals)
    - Oil/gas/coal activities (shale opportunities)
    - Education and social services
    - Tourism
  - Unemployment rates:
    - OH : 5.9%
    - WV: 5.9%
    - KY: 7.4%
    - US: 6.1%


Beachwood
77
OH
70
Columbus
Zanesville
Lancaster
33
71
Cincinnati
Morgantown
79
Jackson
50
Marietta
Ashland
Huntington
WV
64
Charleston
Pikeville
KY

Market data as of August 1, 2014
Unemployment data as of June 2014
Balance sheet data as of June 30, 2014

Source: SNL Financial

Peoples BANCORP

Executive Management Team

Officer	Background	Years in Banking	
		PEBO	Total
Chuck W. Sulerzyski President and CEO	• Diverse financial services experience • Progressive executive leadership	3	38
Edward G. Sloane EVP, CFO and Treasurer	• Progressive finance and accounting leadership • Extensive experience with ALM, M&A, strategic planning	6	30
Carol A. Schneeberger EVP, Chief Administrative Officer	• Extensive history of PEBO operations • Experience with audit, ALM and finance activities	37	37
Daniel K. McGill EVP, Chief Commercial Banker	• Prior market leader for a larger bank • Progressive leadership of commercial banking	5	32
Timothy H. Kirtley EVP, Chief Credit Officer	• CRE portfolio management • Progressive credit administration experience	3	22
Richard W. Stafford EVP, Sales and Marketing	• Extensive sales and service experience • Progressive retail banking management	4	26

Our Brand Promise

We will work side by side to overcome challenges and seize opportunities. We will listen and work with you. Together we will build and execute thoughtful plans and actions, blending our experience & expertise to move you toward your financial goals.

Our core difference is providing you peace of mind, confidence, and clarity in your financial life.

Working Together. Building Success.

Core values are constant

Clients as a focus
Business with integrity
Trust among Clients, Communities & Associates
Commitment to Communities
Continuous will to win
Development of Associates skills

Refreshing our Branches

- 18-month, 5-phase project
  - Floor-to-ceiling renovations
  - Over $5 million being invested
  - Final phase completed Q1 2014
  - Used national branch design experts

- Key Benefits:
  - All delivery channels "Best in Class"
  - Consistent look with our new brand
  - More engaging customer environment
  - Better utilization of office space
  - Enhanced customer sales discussions
  - Increased office visits and sales activity

Before



After



Our Capabilities

	National Banks					PEOPLES BANCORP	***Community Banks***				
Online Channel	Chase	Wells Fargo	Bank of America	PNC	Huntington		City National	Community Trust	Wes-Banco	Park National	United Bank
Bill Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Online Account Opening	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	No	No	No
Online Loan Applications	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	No	No
Online Financial Management	No	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
ACH, Wires Stop Payments	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Positive Pay	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	Yes	Yes
Tax Services	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	No	No
P2P Payments	Yes	Yes	Yes	Yes	No	Pending	No	Yes	No	No	No
Online Chat	No	No	Yes	Yes	Yes	Yes ★	No	No	No	No	No
Mobile Channel											
Text Alerts	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No
Bill Pay-Specific to Mobile	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
iPhone/iPad/Andriod Apps	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Text Banking	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Mobile Deposit Capabilities	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	Yes	No
Business Support Center	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	No	No
Social Media Channel											
Facebook	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No
Twitter	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	Yes
YouTube	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
LinkedIn	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Other Channels											
Prepaid Debit Card	Yes	Yes	Yes	Yes	No	Yes ★	No	Yes	No	Yes	No
Prepaid Gift Card	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	Yes	Yes
Employer-Loaded Pay Cards	Yes	N/A	Yes	N/A	Yes	Yes ★	No	No	No	No	No

★ Indicates Peoples has advantage over Community Bank group

Peoples BANCORP

Information accurate as of July 2014